UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting Material Pursuant to §240.14a-12.

AmerInst Insurance Group, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

AmerInst Insurance Group, Ltd.

c/o USA Risk Group (Bermuda), Ltd.

Windsor Place

18 Queen Street

P.O. Box HM 1601

Hamilton, HM GX, Bermuda

NOTICE OF ANNUAL GENERAL MEETING

MAY 31, 2007

Notice is hereby given that the Annual General Meeting of AmerInst Insurance Group, Ltd. will be held at Elbow Beach Bermuda, 60 South Shore Road, Paget Parish, Bermuda on Thursday, May 31, 2007, at 10:30 a.m., local time, for the following purposes:

1.	To consider and act upon the nomination of Stuart H. Grayston, Jerome A. Harris, David N. Thompson and Thomas B. Lillie for election as directors;

2.	To ratify the appointment of Deloitte & Touche as our independent auditors for fiscal year 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

You can vote at the annual meeting in person or by proxy if you were a stockholder of record on April 18, 2007. Copies of our proxy statement, a proxy and our annual report accompany this notice. It is important that your shares are represented at the annual meeting whether or not you plan to attend. To ensure that you will be represented, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible. We appreciate your cooperation.

By order of the Board of Directors

Ronald S. Katch

Chairman of the Board

April 30, 2007

YOU ARE URGED TO COMPLETE, DATE, AND SIGN THE ENCLOSED

PROXY AND RETURN IT PROMPTLY. THE PROXY IS

REVOCABLE AT ANY TIME PRIOR TO ITS USE.

AMERINST INSURANCE GROUP, LTD.

PROXY STATEMENT

ANNUAL GENERAL MEETING

MAY 31, 2007

GENERAL INFORMATION

We have sent you this proxy statement because our Board of Directors (“Board”) is soliciting your proxy to vote your shares of AmerInst Insurance Group, Ltd. at our upcoming Annual General Meeting for 2007, and at any postponement or adjournment of that meeting. The meeting is to be held at Elbow Beach Bermuda, 60 South Shore Road, Paget Parish, Bermuda at 10:30 a.m., local time, on May 31, 2007.

If your proxy is properly executed and returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations. Your shares will also be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You can revoke your proxy at any time before your shares are voted by delivering a written revocation notice or duly executed form of proxy bearing a later date, prior to the annual meeting, to Secretary, AmerInst Insurance Group, Ltd., c/o USA Risk Group (Bermuda) Ltd., Windsor Place, 18 Queen Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda, or by voting in person at the meeting.

Our principal executive offices are located at Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda (telephone 441-296-3973). This Proxy Statement is dated April 30, 2007, and we expect to mail proxy materials to you beginning on or about that date. In this Proxy Statement, the words “Company,” “we,” “our,” “ours,” and “us” refer to AmerInst Insurance Group, Ltd. and its subsidiaries. References to “AMIG” refer to our predecessor entity, AmerInst Insurance Group, Inc., a Delaware corporation.

SHARES OUTSTANDING AND VOTING RIGHTS

Only stockholders of record at the close of business on April 18, 2007 are entitled to vote at the Annual General Meeting of stockholders. The only issued and outstanding voting stock of the Company is our common stock, of which 995,253 shares were outstanding on the record date. Each share of common stock is entitled to one vote. We need at least two persons present in person at the annual meeting and representing in person or by proxy at least one-third of the total issued and outstanding voting common shares to hold the annual meeting.

In order to assure the presence of a quorum, we urge you to promptly complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting in person.

Each of the matters intended to be presented to the meeting and described in this proxy statement requires the affirmative vote of the majority of votes cast thereon. If you are otherwise entitled to vote, your vote may be cast in person or represented by proxy. On the proposal to ratify appointment of Deloitte & Touche you can vote to “abstain.” If you vote to “abstain,” your shares will not be counted in the determination of the common shares voting on such matter, but are counted for quorum purposes. Broker non-votes are also not counted in the vote, but are counted for quorum purposes. If you own shares held of record by another person and want to vote in person, you must obtain a legal proxy from the record holder and bring it to the meeting.

ITEM 1—ELECTION OF DIRECTORS

Our Board currently has nine members as fixed by a stockholder resolution of July 2, 1999. Our bye-laws divide the directors into three classes. The directors in a given class are elected for a term of three years, and the term of each class expires in successive years. Our Board, upon recommendation of our nominating committee, has nominated each of Stuart H. Grayston, Jerome A. Harris, and David N. Thompson, all of whose terms expire this year, to a three-year term expiring at the 2010 Annual General Meeting, or until his successor shall have been duly elected and qualified. In addition, another director, Murray Nicol, whose current term is scheduled to expire in 2009, has indicated his intention to resign effective as of the 2007 Annual General Meeting. Therefore, our Board, upon recommendation of our nominating committee, has nominated Thomas B. Lillie to serve as a director for the balance of Mr. Nicol’s original term. Unless you otherwise instruct us, your properly executed proxy will be voted for election of these four nominees. If any nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the Board at the time recommends to serve in place of such nominee.

Presented below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors. Our officers are elected annually by the Board to serve for a term of one year or until a successor is duly elected and qualified.

Nominees for Election as Directors for a three year term expiring in 2010

Stuart H. Grayston, age 66, President of USA Risk Group (Bermuda) Ltd. since November 2001. Director and President of the Company since May 2002. Founder and President of Grayston Consulting Services since April 1993. Mr. Grayston was with Frank B. Hall from 1988 to 1992 as President and CEO of their worldwide Alternative Market Division, which included captive management operations in Bermuda, Vermont and Colorado. Prior to 1988, Mr. Grayston was President of Skandia Insurance Management and Hanna Insurance Management in Bermuda, which merged with a captive insurance management firm in Bermuda that Mr. Grayston established in 1977.

Jerome A. Harris, CPA, age 64, Director of the Company since July 1998. Vice Chairman of the Company since June 2003. Assistant Secretary of the Company since September 1999. Secretary and Assistant Treasurer of AMIG from May 1998 to December 1999. Assistant Secretary and Assistant Treasurer of AMIG from December 1995 through May 1998. Director of AMIG from May 1995 to December 1999. Managing Partner of the Harris Consulting Group, LLC and a Partner in the consulting firm The Pivotal Factor, LLC since March 2003. Managing Partner of Checkers, Simon & Rosner, LLP, a certified public accounting firm, Chicago, Illinois, USA from 1978 to December 2003. Senior Managing Director of American Express Tax and Business Services from 1997 to December 2003. Partner of Altschuler Melvoin and Glasser, LLP, a certified public accounting firm, from 1999 to December 2003. Founding and past board member and past member of the Executive Committee of the Accountants Liability Assurance Company, Ltd. (“ALAC”). Former Chairman of the Illinois CPA Society Insurance Liability Task Force. Former member of the governing council of the AICPA and former Vice Chairman, Secretary and Director of the Illinois CPA Society.

David N. Thompson, CPA, age 56, Director of the Company since July 1998. Assistant Secretary of the Company since September 1999. Director of AMIG from May 1998 to December 1999. He is Chairman and Chief Executive Officer of E-Insure Services, Inc., an Internet insurance marketplace, since 1996, and President of Insure Specialists Services, Inc., an insurance consulting firm, since 2004. He also held positions as President and CEO of Millers American Group in 1998 and 1999, and Senior Vice President—Mergers and Acquisitions at Meadowbrook Insurance Group, Inc., in 1998, and prior thereto he was the Practice Leader of the Alexander and Alexander Affinity Group, and Chairman, President and Chief Executive Officer of Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to Coregis Insurance Company. Mr. Thompson is a CPA (inactive).

Nominee for Election as Director for a term expiring in 2009

Thomas B. Lillie, CPA, age 54, is principal of Lewis & Knopf, P.C., a CPA firm in Flint, Michigan where he has been employed since 1974, and where he is also responsible for the firm’s personal financial planning practice. He is active in the Michigan Association of CPAs and the Flint Association of Insurance Advisors. In addition to being a CPA, he is a Certified Financial Planner and an AICPA Personal Financial Specialist. Mr. Lillie has not previously served as a director of the Company.

The board recommends that you vote “FOR” the election

of Messrs. Grayston, Harris, Thompson and Lillie.

Directors Continuing in Office—term expiring in 2008

Jeffry I. Gillman, CPA, age 65, Director of the Company since February 1999. Mr Gillman has been actively engaged in public accounting since 1964 and is currently President of Gillman & Shapiro, P.A., his CPA practice in Stuart, Florida. He is a former member of the AICPA Professional Liability Insurance Plan Committee, was a founding Trustee of the Florida Institute of CPAs Health Benefit Trust and was a Vice President of the Florida Institute of CPAs.

Irvin F. Diamond, CPA, age 65, Director of the Company since July 1999. Director of AMIG from February 1999 to December 1999. Principal in REDW Business & Financial Resources, LLC, a public accounting firm, since 1974. Current member of the Board of Directors of First National Bank of Santa Fe and Coopers, Inc., a closely-held apparel retailer. Former member and Vice President of the AICPA Board of Directors. Former President of the New Mexico Society of Certified Public Accountants. Mr. Diamond is a Certified Financial Planner, an AICPA Personal Financial Specialist, a Registered Investment Advisor and a Certified Valuation Analyst (C.V.A.).

Jerrell A. Atkinson, CPA, age 65, Director of the Company since September 1999. Founder of Business Advisory Services which provides business advice, damage assessment and mediation services. CPA (retired), founder of Atkinson & Company, Ltd., a certified public accounting firm, and senior director of Atkinson & Company, Ltd. from 1971 to 2000. Managing Director of Atkinson & Company, Ltd. from 1971 to 2000. Former member of the AICPA Life and Disability Insurance Committee and the AICPA Benevolent Fund, Inc. Former member of the AICPA Board of Directors, Finance Committee, P.C.P.S. Division of firms (Chairman—1990–1993) and M.A.P. Committee. Former President of the New Mexico Society of CPAs. Mr. Atkinson is also a Certified Valuation Analyst (C.V.A.).

Directors Continuing in Office—term expiring in 2009

Ronald S. Katch, CPA, age 73, Chairman of the Board of Directors since December 1999. Director of the Company since July 1998. Treasurer of AMIG from 1991 to December 1999. Director of AMIG from its formation in September of 1987 to December 1999. Managing Partner of Katch, Tyson & Company, CPAs, located in Northfield, Illinois, USA. Former member and Chairman of the AICPA Professional Liability Insurance Plan Committee. Former member of the governing Council of the AICPA and former director and Secretary of the Illinois CPA Society.

Murray Nicol, CA, age 40, Director, Vice President and Treasurer of the Company since November 2002. Senior Account Manager and Vice President of USA Risk Group (Bermuda) Ltd. since February 2002. Account Manager at Marsh Bermuda from February 1998 through January 2001. Audit Senior at Anderson, Anderson & Brown (Scotland) from June 1992 to January 1998. Mr. Nicol is a Chartered Accountant. Mr. Nicol has indicated his intention to resign as a Director effective as of the 2007 Annual General Meeting. He will continue to serve as Vice President and Treasurer of the Company.

John T. Schiffman, CPA, age 66, Director of the Company since September 2003. President of Schiffman, Paul & Dattilio, P.C., Hanover, New Hampshire, a CPA and management advisory firm, since 1995. He is a former Director & Chair—Audit Committee, Public Service Company of New Hampshire, President, New Hampshire CPA Society and Chairman, AICPA Life Insurance Trust. He is a current Member, National Accreditation Commission and is licensed in New Hampshire and Vermont, qualified as a Certified Valuation Analyst (C.V.A.) and has extensive alternative dispute resolution and litigation service experience. He is the founder of CPAArbitrator.com, Community Tax Prep LLC, and the owner of Dartmouth Bookstore, Inc. He currently serves both as a Director and Secretary of Bethel Mills, Inc. and Northern Communities Investment Corporation.

Executive and Director Compensation

Our executive officers are not compensated for serving in those capacities. Our full Board of Directors sets the compensation for the directors of the Company. The Board of Directors generally considers whether any change from the prior year’s compensation is appropriate to account for inflation or other factors the Board may deem appropriate. There was no change to the standard director compensation terms during 2006 from the prior year.

Our directors who are not employed by USA Risk Group (Bermuda) Ltd., the management company for AmerInst, receive an annual retainer of $15,000. They are also paid $700 per half day for each board meeting and $175 per hour for each committee meeting attended during the calendar year. Directors are entitled to receive compensation and reimbursement for expenses incurred in attending board or committee meetings or when otherwise acting on our behalf. The chairman of the board, as well as the chairman of each committee, excluding nominating, receives an annual retainer of $5,000 each. During 2006 all of our officer positions were filled by directors without any salary or other compensation.

In addition to the standard arrangements described above, certain of our directors received compensation during 2006 on an hourly basis for performing special services, in the following amounts: Mr. Katch, $9,870; Mr. Harris, $44,800; Mr. Diamond, $700; Mr. Thompson, $51,713; and Mr. Schiffman, $9,100. The total compensation of all directors in 2006 was $424,258.

The following table discloses the compensation received by each of our directors in 2006:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Total ($)
Ronald S. Katch	$46,670	$46,670
Jerome A. Harris	$87,200	$87,200
Irvin F. Diamond	$51,500	$51,500
David N. Thompson	$95,063	$95,063
John T. Schiffman	$52,025	$52,025
Jerrell A. Atkinson	$45,200	$45,200
Jeffry I. Gillman	$46,600	$46,600
Stuart H. Grayston	$—	$—
Murray Nicol	$—	$—

We have a management agreement with USA Risk Group (Bermuda) Ltd., pursuant to which USA Risk Group (Bermuda) Ltd. has agreed to provide management services to us. This agreement is described under “Other Matters-Certain Relationships and Related Transactions.” Stuart Grayston, our President, and Murray Nicol, our Vice President and Treasurer, are employed by USA Risk Group (Bermuda) Ltd. and are both residents of Bermuda. Neither Mr. Grayston nor Mr. Nicol is separately compensated by us for serving as one of our directors or executive officers.

Meetings and Committees of the Board

There were seven standing committees of the Board of Directors during 2006, constituted as follows:

Committee	Members
Audit Committee	Messrs. Gillman (chair), Atkinson, and Schiffman
Finance Committee	Messrs. Harris (chair), Diamond, and Nicol
Investment Committee	Messrs. Thompson, Diamond (chair), and Nicol
Nominating Committee	Messrs. Harris and Diamond
Public Relations Committee	Messrs. Schiffman (chair), Atkinson, and Grayston
Shareholder Relations Committee	Messrs. Gillman, Atkinson (chair), and Grayston
Underwriting, Actuarial and Reinsurance Committee	Messrs. Harris, Thompson (chair), and Grayston

The seven standing committees, respectively, have and may exercise the full power of the Board of Directors, as to all matters relating to: the annual audit of our financial statements; review and approval of our fiscal year budget; our investment activity and consideration of various opportunities and options available to us; consideration of nominees to the Board of Directors; coordination of press releases and other communications with the public; ownership, transfer or redemption of our common shares; and the review and negotiation of reinsurance contracts. Because our executive officers are employed by USA Risk Group (Bermuda) Ltd. and do not receive compensation from us, we do not have a compensation committee.

The Board of Directors held a total of four meetings during 2006. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such directors served.

During 2006, the audit committee met four times, the investment committee met four times, the finance committee met once, the nominating committee met once and the underwriting, actuarial and reinsurance committee met three times. During 2006, the shareholder relations committee and the public relations committee conducted their respective committee business without a meeting.

The Board of Directors has adopted a written charter for the audit committee (which was attached as Appendix A to our proxy statement for our 2004 Annual General Meeting). The audit committee has the authority to consider the qualifications of our independent auditors and make recommendations to the Board of Directors as to their suitability for recommendation to the stockholders for appointment; approve any material, non-audit services to be rendered by such independent auditors; and review and resolve any differences of opinion between such independent auditors and management concerning our financial statements. The audit committee’s functions include selecting our independent auditors; reviewing the arrangements for, and scope of, the independent auditors’ examination; meeting with the independent auditors and certain of our officers to review the adequacy and appropriateness of our system of internal controls and reporting, our critical accounting policies, and our public financial disclosures; ensuring compliance with our code of ethics; and performing any other duties or functions deemed appropriate by the Board of Directors. Messrs. Gillman, Atkinson and Schiffman are currently the members of the audit committee. Our Board of Directors has determined that all of the members of the audit committee satisfy the requirements for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission.

We do not have a formal policy regarding attendance by members of our Board of Directors at the annual general meetings, although we strongly encourage our directors to attend such meetings. All of our directors attended the 2006 Annual General Meeting.

Our Board of Directors has determined that all of our directors and Mr. Lillie are independent as that term is defined for purposes of the National Association of Securities Dealers’ listing standards.

Board Member Nominations

If you are a stockholder entitled to vote at an annual meeting, you may nominate one or more persons for election as a director at that meeting. The nominating committee will consider recommendations for nominees for directorships submitted by stockholders and will apply the same evaluation to such recommendations submitted by a stockholder as recommendations submitted by any other person or entity. The nominating committee operates under a written charter, which is available at www.AmerInst.bm. The charter includes a statement of the competencies and personal attributes of nominees to the Board of Directors to be used as a guideline in connection with evaluating them. Stockholders who wish the nominating committee to consider their recommendations for nominees for director should submit their recommendations in writing to the nominating committee in care of the Secretary of the Company at the Company’s principal executive offices, as described in the section below entitled “Shareholder Proposals for the 2008 Annual General Meeting.” Our Board of Directors has determined that all of the members of the nominating committee are independent as that term is defined for purposes of the National Association of Securities Dealers’ listing standards.

Stockholder Communications with the Board of Directors

Any stockholder or other interested party who has a concern or inquiry regarding the conduct of the Company may communicate directly with either the Company’s non-employee directors or the full Board. The chair of the shareholder relations committee will receive all such communications on behalf of the non-employee directors and the full Board. Communications may be confidential or anonymous, and may be submitted in writing to the chair of the shareholder relations committee, AmerInst Insurance Group, Ltd., c/o USA Risk Group (Bermuda), Ltd., Windsor Place, 18 Queen Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda. All written communications will be received and processed by the Secretary of the Company and all substantive communications will be referred to the chair of the shareholder relations committee. All such communications will be reviewed and, if necessary, investigated and/or addressed by the chair of the shareholder relations committee and the status of such communications will be reported to the non-employee directors or the full Board on a quarterly basis.

Report of the Audit Committee

Our audit committee consists of three directors, Mr. Gillman, Mr. Atkinson and Mr. Schiffman, all of whom are independent directors, as that term is defined for purposes of the National Association of Securities Dealers’ listing standards. Their report is as follows:

TO OUR FELLOW SHAREHOLDERS:

Management has primary responsibility for the integrity of our financial information. Deloitte & Touche has audited our financial statements in accordance with generally accepted auditing standards and expressed an opinion on our financial statements based on those audits. Your audit committee is responsible for overseeing the conduct of these activities by management and Deloitte & Touche.

As part of our responsibility, the audit committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche. The audit committee has also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche that firm’s independence.

Based upon these reviews and discussions, the audit committee has recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the U.S. Securities and Exchange Commission.

By the Audit Committee:

Dated March 29, 2007

Jeffry I. Gillman, Chairman

Jerrell A. Atkinson

John T. Schiffman

ITEM 2—APPOINTMENT OF AUDITORS

Subject to your ratification, the audit committee of our Board of Directors has selected the accounting firm of Deloitte & Touche to serve as our independent auditors for 2007. Deloitte & Touche has been our independent auditor since we changed our domicile to Bermuda in 1999.

Audit Fees and Non-Audit Fees

The following table summarizes the fees billed to us by Deloitte & Touche for audit and other services for the periods indicated.

	2006	2005
Audit Fees	$131,089	$110,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$131,089	$110,000

For both 2006 and 2005, audit services consisted of the audit of our annual consolidated financial statements and the review of our quarterly financial statements, and in 2006 services related to the filing of a registration statement on Form S-3.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit and non-audit services provided by our independent auditors on a case-by-case basis. In making such determinations, the audit committee considers whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

Representatives of Deloitte & Touche are expected to attend the annual meeting, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends that you vote “FOR” ratification of the appointment of

Deloitte & Touche as independent auditors for 2007.

OTHER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 30, 2007, with respect to beneficial ownership of our common shares by each person who, to our knowledge, is a holder of more than 5% of our common shares and each of our directors, director nominees and officers and all directors and officers as a group.

Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 30, 2007, and has been supplied by each of the persons included in the table.

Name and Address of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Percent of Common Shares Beneficially Owned
AmerInst Investment Company, Ltd.(2)	237,254	23.8%
Ronald S. Katch, CPA(3)	3,400	*
Jerrell A. Atkinson, CPA	2,500	*
Irvin F. Diamond, CPA	12,000	1.2%
Jeffry I. Gillman, CPA	5,000	*
Jerome A. Harris, CPA	5,500	*
John T. Schiffman, CPA	1,000	*
David N. Thompson, CPA	3,800	*
Stuart Grayston	—	*
Murray Nicol, CA	—	*
Thomas B. Lillie(4)	3,799	*
All Directors and Officers as a Group (9 Persons)	33,200	3.3%

*	Represents less than 1% of our outstanding common stock.
(1)	The address of each such person is c/o USA Risk Group (Bermuda) Ltd., Windsor Place, 18 Queen Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda.
(2)	AmerInst Investment Company, Ltd. is a wholly-owned indirect subsidiary of the Company. Under Bermuda law, AmerInst Investment Company, Ltd. is entitled to vote the common shares held by it. AmerInst Investment Company, Ltd. has indicated that it intends to vote the common shares held by it for each of the board’s nominees for director, and for the appointment of Deloitte & Touche.
(3)	Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those common shares.
(4)	Lewis & Knopf, P.C., of which Mr. Lillie is a stockholder, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those common shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common shares, to file reports of ownership with the U.S. Securities and Exchange Commission. They also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of the forms we received, we believe that during 2006 all filing requirements were fulfilled, except that one of our directors, Mr. Schiffman, was delinquent by two days in filing a Form 4.

Certain Relationships and Related Transactions

USA Risk Group (Bermuda) Ltd. provides management services to us pursuant to a management agreement. We paid to USA Risk Group (Bermuda) Ltd. $255,000 pursuant to this agreement during 2006. Mr. Grayston, a director and President of the Company, and Mr. Nicol, a director, Vice President and Treasurer of the Company, are the President and Senior Account Manager and Vice President, respectively, of USA Risk Group (Bermuda) Ltd.

The Company’s ethics policy prohibits conflicts of interest, except under guidelines approved by the Board of Directors. The Company does not have any formal policy in writing separately addressing transactions reported under Item 404(a) of the SEC’s Regulation S-K. The only transaction during 2006 reportable under Item 404(a), the payment to USA Risk Group (Bermuda) Ltd., was pursuant to the Company’s management agreement, which was approved at the time it was originally entered into and at the time of each subsequent amendment by all of the Company’s directors not affiliated with USA Risk Group (Bermuda) Ltd. Any amendments, new management agreements or other payments to USA Risk Group (Bermuda) Ltd. will be subject to the same approval process.

Annual Report to Stockholders

We have mailed this proxy statement to each stockholder entitled to vote at the annual meeting. A copy of our 2006 annual report accompanies this proxy statement. Included in the 2006 annual report are our consolidated financial statements for the fiscal year ended December 31, 2006. You may obtain, at no charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006 by contacting the Shareholder Services Division in writing at P.O. Box 1330, Montpelier, Vermont 05601; by phone at 800-422-8141; or via the Internet at www.AmerInst.bm. As required by Section 84 of the Bermuda Companies Act, our consolidated financial statements, including the auditor’s report, will be laid before the annual meeting, but no stockholder action will be required concerning those statements.

Solicitation of Proxy

We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We have retained The Altman Group, Inc. to assist us in the tabulation of proxies, for which we will pay an aggregate fee of $2,500 plus reimbursement of expenses. Our directors, officers and employees and USA Risk Group (Bermuda) Ltd., our management company, none of whom will receive any additional compensation for soliciting, may solicit your proxy by telephone or other means of communication. We will reimburse brokers and other nominees for costs they incur mailing proxy materials.

Shareholder Proposals for the 2008 Annual General Meeting

Under U.S. Securities and Exchange Commission rules, stockholders who intend to present a proposal at the 2008 annual general meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Secretary, AmerInst Insurance Group, Ltd., c/o USA Risk Group (Bermuda) Ltd., Windsor Place, 18 Queen Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda. We must receive the proposal no later than January 1, 2008. We will be entitled to exercise discretionary proxy authority with respect to any other proposals presented by stockholders at that meeting unless we are notified of such proposals no later than March 16, 2008.

By order of the Board of Directors

RONALD S. KATCH

Chairman of the Board

AmerInst Insurance Group, Ltd.

AMERINST INSURANCE GROUP, LTD.	PROXY

This Proxy is solicited on behalf of the Board of Directors

for the Annual General Meeting to be held May 31, 2007.

Ronald S. Katch and Jerome A. Harris, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. which the undersigned may be entitled to vote at the Annual General Meeting to be held on May 31, 2007, or at any adjournment thereof, as specified on the reverse side of this card.

The Company’s directors recommend a vote FOR the election of the four director nominees listed and a vote FOR the appointment of Deloitte & Touche as the Company’s independent auditors. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company’s directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the judgment of the proxies on those matters.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE BELOW AND

RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Date , 2007

Signature(s)
(please sign below exactly as your name or names appears in our records)

Print Name

E-mail:

Tel#:

(Continued on reverse side.)

If you plan to attend the annual meeting please check this box.  ☐

If address change has been noted on the

reverse side of this card please check this box.  ☐

AMERINST INSURANCE GROUP, LTD.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. 0

The Board of Directors recommends that you vote FOR all of the directors listed below and FOR ratification of the appointment of Deloitte & Touche.
DIRECTORS RECOMMEND

1.	To elect Stuart H. Grayston, Jerome A. Harris, David N. Thompson, and Thomas B. Lillie as directors.	FOR—>>>	FOR all nominees (except as indicated) 0	WITHHOLD AUTHORITY for all nominees 0	WITHHOLD AUTHORITY for the following nominees only:
2.	To ratify the appointment of Deloitte & Touche as AmerInst Insurance Group, Ltd.’s independent auditors until the next annual general meeting of stockholders at a remuneration determined by the board of directors.	FOR—>>>	For 0	Against 0	Abstain 0

IMPORTANT: Please date this proxy and sign on the reverse side exactly as your name or names appear(s) in our records. If your shares are held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the annual meeting, please complete, sign, date and return this proxy promptly in the enclosed postage-prepaid envelope or by facsimile to The Altman Group, Inc. at (201) 460-0050.